UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               October 17, 2002
                               (Date of Report)

                         PENNZOIL-QUAKER STATE COMPANY
            (Exact name of registrant as specified in its charter)



     DELAWARE                        001-14501                    76-0200625
 (State or other              (Commission File Number)          (IRS Employer
   jurisdiction                                                 Identification
of incorporation)                                                  Number)


        PENNZOIL PLACE,   P.O. BOX 2967,   HOUSTON, TEXAS      77252-2967
            (Address of principal executive offices)           (Zip Code)

                                (713) 546-4000
             (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

     On October 17, 2002, Pennzoil-Quaker State Company (the "Company") issued a press release relating to the debt tender offers and consent solicitations for certain debt securities of the Company. The Company also announced an amendment and extension of the offers relating to the 10% notes. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                (c)  Exhibits.

                        Exhibit 99.1    Press Release dated October 17, 2002



                                       2


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Pennzoil-Quaker State Company

Date:  October 18, 2002                 By:      /s/ William Lowrey
                                                --------------------------
                                        Name:   William Lowrey
                                        Title:  Vice President - Legal







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                                 EXHIBIT INDEX



Exhibit No.          Description
-----------          -----------

Exhibit 99.1         Press Release dated October 17, 2002